Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

GTE Financial 711 East Henderson Avenue Tampa, Florida 33602

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of GTE Auto Receivables Trust 2023-1, Asset Backed Notes. GTE Financial (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Stifel, Nicolaus & Company, Incorporated (“Stifel”) and BofA Securities, Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 21, 2023, representatives of Stifel, on behalf of the Company, provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of February 28, 2023, with respect to 10,117 automobile loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 125 automobile loans from the Initial Statistical Loan File (the “Sample Loans”).

Further, on April 4, 2023, representatives of Stifel, on behalf of the Company, provided us with a supplemental data file (the “Supplemental Data File”) containing the origination date and original monthly P&I payment for each of the 10,117 automobile loans set forth on the Initial Statistical Loan File. We were instructed by representatives of Stifel, on behalf of the Company, to appended the Initial Statistical Loan File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Loan File, as appended, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Original annual percentage rate (“APR”) 6. Model type (new/used)	7. Vehicle make 8. Vehicle model 9. Vehicle model year 10. Original monthly P&I payment 11. Borrower state 12. FICO score

We compared Characteristics 1. through 10. to the corresponding information set forth on the Installment Sales Contract, the Lending Plan or the Advance Receipt (collectively, the “Contract”) and to screen shots from the Company’s loan servicing system (the “Servicing System Screen Shots”).

We compared Characteristics 11. and 12. to the corresponding information set forth on the Servicing System Screen Shots.

Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of 15 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 6., for Sample Loans that did not indicate a model type on the Contract or the model type on the Contract was not in agreement with the model type as set forth on the Statistical Loan File, we were instructed by the Company to note the model type as (i) “New,” if (a) the model year (as set forth on the Contract) was the same year as, or one year earlier than, the year of the origination date (as set forth on the Contract) and (b) the odometer reading (as set forth on the Title Certificate) was less than or equal 10,000 miles or (ii) “Used,” to the extent the criteria in clause (i) was not met; and

•	with respect to our comparison of Characteristic 12., in those instances where we observed both a FICO score and a custom score on the Servicing System Screen Shot, we compared the higher of the FICO score or the custom score, as set forth on the Servicing System Screen Shot, to the FICO score set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report for the borrower and co-borrower (if applicable) (as set forth on the Servicing System Screen Shots);

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 11, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2023. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 11, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Servicing System Screen Shots

1	8436589896	FICO score	759	767

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.